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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              --------------------

                        COGENT COMMUNICATIONS GROUP, INC.

             (Exact name of Registrant as specified in its charter)


             DELAWARE                                            52-2337274
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


       1015 31st Street NW                                          20007
      Washington, DC 20007                                        (Zip Code)
      (Address of Principal
        Executive Offices)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box.  |X|                                  box. |_|

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
Securities Act registration statement file number to which this form relates:    333-71684
                                                                             -----------------
                                                                              (If applicable)

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Securities to be registered pursuant to Section 12(b) of the Act:

 Title of Each Class                              Name of Each Exchange on Which
 To be so Registered                              Each Class is to be Registered
 -------------------                              ------------------------------

Common Stock, par value $0.001                        American Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

                               None




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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A complete description of the Common Stock, par value $0.001 per share, of Cogent Communications Group, Inc. (the "Registrant"), which is to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus which constitutes part of the Registrant's Registration Statement on Form S-4 (Registration No. 333-71684) relating to the offering of shares of Common Stock of the Registrant filed by the Registrant with the Securities and Exchange Commission on January 8, 2002, as amended from time to time. Such description is hereby incorporated by reference.

ITEM 2. EXHIBITS

          Not Applicable.





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                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             COGENT COMMUNICATIONS GROUP, INC.

Date:    January 29, 2002                       By: /s/ DAVID SCHAEFFER
                                                  ------------------------------
                                                  Name: David Schaeffer
                                                  Title: Chief Executive Officer